UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): November 16, 2006



                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          ___________________________

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective November 16, 2006, the NIKE, Inc. (the "Company") Board of Directors appointed Johnathan A. Rodgers to serve as a Director of the Company.

     Johnathan A. Rodgers, age 60, is the President and Chief Executive Officer of TV One, LLC. Mr. Rodgers joined TV One in March 2003. Mr. Rodgers was President, Discovery Networks US for Discovery Communications, Inc. 1996 to 2003. Previous to his work at Discovery Communications, Mr. Rodgers had a 20-year career at CBS, Inc. where he held a variety of executive positions, including President, CBS Television Stations. Mr. Rodgers is also a director of Procter & Gamble Company.

     There was no arrangement or understanding pursuant to which Mr. Rodgers was elected as a director, and there are no related party transactions between the Company and Mr. Rodgers. It is expected that Mr. Rodgers will serve on the Company's Corporate Responsibility Committee.

     The Company issued a press release on November 17, 2006 announcing the appointment of Mr. Rodgers. The press release is attached hereto as
Exhibit 99.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K:

   Exhibit 99    Press Release dated November 17, 2006.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NIKE, Inc.
                                         (Registrant)

Date:  November 17, 2006
                                         /s/ Donald W. Blair
                                         __________________________
                                         By: Donald W. Blair
                                           Chief Financial Officer